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                                                                   EXHIBIT 10.81

                                PROMISSORY NOTE

                                                               August 23, 1996

            FOR VALUE RECEIVED, the undersigned, RONALD H. SPAIR (the "Borrower"), promises to pay to the order of SPARTA PHARMACEUTICALS, INC.(the "Lender"), the principal sum of $50,000.00 (the "Loan").

            The Loan shall bear interest on each day from (and including) the day on which such Loan was made to (but excluding) the day on which such Loan is paid in full at a rate equal to eight (8%) per annum. Interest hereunder shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days and shall be payable on the principal payment dates set forth in the following paragraph.

            Principal of the Loan shall be payable as follows: sixteen thousand six hundred and sixty-six dollars ($16,666.00) of principal on July 30, 1997, sixteen thousand six hundred and sixty-six dollars ($16,666.00) of principal on July 30, 1998 and sixteen thousand six hundred and sixty-eight dollars ($16,668.00) of principal on July 30, 1999.

             On each scheduled repayment date, the amount then due (including accrued interest) will be forgiven by the Lender provided that on such date Borrower continues to be employed by Lender.

            The outstanding balance of the Loan (plus all accrued interest) will be forgiven in full in the event that one of the following occurs: (i) the death or disability of Borrower (within the meaning of Borrower's Employment Agreement with Lender (the "Employment Agreement"), (ii) the operations of Lender are terminated, (iii) Lender is liquidated or (iv) Lender undergoes a change of control.

            All payments of principal and interest hereunder are to be made in lawful money of the United States of America in same day funds to the account designated from time to time by the Lender.

            Borrower agrees that this Promissory Note may not be assigned without the prior written consent of Lender.

            In addition to and not in limitation of the foregoing, Borrower further agrees, subject to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Promissory Note in seeking to collect any amounts payable hereunder which are not paid when due.


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            No failure or delay on the part of Lender or any other holder of this Promissory Note in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower shall entitle it to any notice or demand in similar or other circumstances. No amendment, modification or waiver of, or consent with respect to, any provision of this Promissory Note shall in any event be effective unless the same shall be in writing and signed and delivered by the holder hereof.

            Upon the occurrence of any event of bankruptcy with respect to the Borrower, the principal balance hereof and all interest accrued hereon shall be immediately due and payable, without demand, presentment, protest or notice of dishonor.

            THIS PROMISSORY NOTE SHALL BE DEEMED TO BE A CONTRACT
MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF

PENNSYLVANIA.



                                          By:
                                               ------------------------
                                                Ronald H. Spair


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COMMONWEALTH OF PENNSYLVANIA              )
                                          )ss.:
COUNTY OF                                 )

            On the ___ day of August, 1996, before me personally came ________________, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.




                                          ----------------------------------
                                                           Notary Public